

WRAP

Saving Lives

WRAP LISTED NASDAQ


LEGAL
STUFF
WRAP
SAFE HARBOR STATEMENT

This presentation contains forward-looking statements within the meaning of Section27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including statements, without limitation, regarding our expectations, beliefs, intentions or strategies regarding the future. We intend that such forward-looking statements be subject to the safe-harbor provided by the Private Securities Litigation Reform Act of 1995. The forward-looking information is based upon current information and expectations regarding Wrap Technologies, Inc. These estimates and statements speak only as of the date on which they are made, are not guarantees of future performance, and involve certain risks, uncertainties and assumptions that are difficult to predict. Such forward-looking statements relate to: expected revenue and earnings growth; product capabilities and benefits; estimations regarding the demand for our product and size of target markets; planned product introduction and sales to the law enforcement market, both domestically and internationally; expansion to other markets; new product introductions; product safety; our corporate strategy and our business model, as well as other risk factors included in the Company's most recent annual report on Form 10-K, quarterly report on Form 10-Q and other SEC filings. We caution that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements herein.



SOCIETY IS FACING A CRISIS

Emotionally Disturbed
New York City sees more than 100,000 EDP-related calls per year

Mental Health Crisis
Use of force increases to 17 percent in cases involving people with serious mental illness

Opioid Overdose
Nearly 75% of the almost 92,000 drug overdose deaths in 2020 involved an opioid

Homeless
1 in every 588 Americans is homeless in the US

THIS LEADS TO POLICE INVOLVEMENT






POLICE

1200

Fatal shootings by officers in 2022

500

Deaths in which CEWs were a contributing factor 2010-2021

50.7%

of use-of-force incidents resulted in serious bodily injury

THE RESULTS ARE MASIVE

POLICE BRUTALITY | MENTAL HEALTH | HOMELESSNESS

$3B EXCESS FORCE SETTLEMENTS

COSTS INCURRED BY JURISDICTIONS OVER THE PAST DECADE DUE TO USE OF EXCESSIVE FORCE BY OFFICERS

$14M PAYOUTS

AVERAGE HIGH-PROFILE MISCONDUCT PAYOUT IN THE U.S.



64% CITIZEN INJURY

USE OF FORCE BY OFFICERS HAS LED TO 64% INJURY RATES TO CITIZENS

20% OFFICER INJURY

USE OF FORCE BY OFFICERS HAS LED TO 20% INJURY RATES TO OFFICERS



Why Wrap | Why Now

WRAP PROVIDES NEEDED SOLUTIONS FOR LAW ENFORCEMENT

01

INNOVATIVE PORTFOLIO & STRATEGIC ACQUISITION

Wrap Technologies **pioneers** in public safety solutions and enhances its diversified product range with the recent acquisition of Intrensic LLC.

02

ROBUST FINANCIAL HEALTH & GROWTH POTENTIAL

Strong Q2 2023 **performance** and a healthy balance sheet underline high growth potential, with promising large international orders lined up for the second half of 2023.

03

GLOBAL MARKET PENETRATION

Increased acceptance of our products worldwide, supported by continuous growth in trained law enforcement agencies and certified officer instructors.

04

ENHANCED SHAREHOLDER VALUE

Commitment to steady growth, strategic acquisitions, and financial performance, all aimed at enhancing long-term shareholder value.

OUR VISION FOR GROWTH

FROM UNKNOWN TO HOUSEHOLD NAME

Looking ahead, we envision our growth transcending the scope of our current operations. As we continue to innovate, we aim to extend our influence across various segments of law enforcement. We are committed to delivering newer, safer, and more efficient tools and methodologies, contributing positively to the broader law enforcement landscape.

01 **Pre-escalation Solutions** – Focus on continuing to grow the deployment of Wrap's core pre-escalation device BolaWrap® including full agency deployment.

02 **VR Training**– Deploy rapid growth model for Wrap Reality™.. Expect accelerated growth in VR training going forward.

03 **Body Camera | Digital Evidence** – Expansive growth in the public safety market, offering integrated and comprehensive solutions for digital evidence management and body-worn cameras, through Intrensic and Evidence on Cloud.


BOLA
WRAP
150

ABOUT US

ESTABLISHED SINCE 2017

Wrap Technologies is a pioneering organization dedicated to enhancing law enforcement safety and efficiency through innovative, non-lethal solutions, with a vision of future growth across various sectors of law enforcement.


Our objective is straightforward and dual-pronged: to safeguard lives and preserve professional livelihoods by supplying law enforcement with the requisite tools and training that facilitates de-escalation via no-pain compliance methods.
KEVIN MULLINS, CEO
© Copyright 2023 – All Rights Reserved

BOLAWRAP : A GAME CHANGER IN LAW ENFORCEMENT

BY THE NUMBERS

1000+

Police agencies currently testing or carrying BolaWrap in the field

62

Countries currently with BolaWrap products

WRAP

At **WRAP**, we save lives and reduce the risk of injury by equipping the public safety industry with innovative tools and training that enable police and private security to take individuals into custody without the use of force.

PROBLEM SOLVED

BolaWrap® 150



DEVICE
Customizable colors and accessories for personalized departments



CASSETTE
Serialized, one-time use



ACCESSORIES
Holsters, belt clips, etc.

Wrap Reality™



VR TRAINING
Cutting-edge virtual reality (VR) training technology for law enforcement and security personnel

Expanding the Wrap Technologies Family

INTRODUCING INTRENSIC

WRAP INTRENSIC


intrensic

INNOVATIVE LEADERER IN DIGITAL EVIDENCE MANAGEMENT

SOLID FUTURE GROWTH POTENTIAL

Intrensic is a leading innovator in digital evidence management and body-worn camera technology, providing comprehensive, user-friendly solutions that aid law enforcement and security agencies in efficiently capturing, managing, and processing digital evidence.

ADVANCED DIGITAL EVIDENCE MANAGEMENT

Intrensic provides a superior, state-of-the-art digital evidence management system that seamlessly integrates with body-worn cameras, offering a comprehensive solution that efficiently manages and processes voluminous amounts of digital evidence in real-time.

PIONEERING BODY-WORN CAMERAS

Intrensic's body-worn cameras offer superior video quality and durability, coupled with enhanced user-friendly features and extended battery life, providing law enforcement officers with reliable tools to help foster community trust.

Evidence on Cloud®

Intrensic's Proprietary

DIGITAL EVIDENCE MANAGEMENT

SCALABLE AND SECURE STORAGE

Evidence on Cloud offers scalable, cloud-based storage solutions that securely handle extensive volumes of digital evidence data, accommodating the needs of law enforcement agencies of all sizes while maintaining stringent data privacy and security protocols.


intrensic

EASY ACCESSIBILITY AND MANAGEMENT

With Evidence on Cloud, digital evidence can be easily accessed, managed, and shared from anywhere at any time, improving operational efficiency and supporting real-time decision-making in law enforcement processes.


WRAP
A POWERFUL PLAYER IN THE INDUSTRY

WRAP has a significant market opportunity

900,000	12,435,974	75,000,000	20,000,000+
Police officers in the US [1]	Police officers globally [1]	Military personnel globally [1]	Private security workers worldwide [2]

Wrap Technologies has established a significant position within the non-lethal law enforcement tools sector, thanks to its innovative solutions like BolaWrap., WrapReality™ and now Intrensic®. As global demand for such tools and training continues to rise, Wrap is poised for substantial growth, propelled by its continuous innovation and strategic expansion plans.

[1] 2018: FBI's Criminal Justice Information Services Division, 2019: Department of Justice
[2] https://forbes.com/sites/niallmccarthy/2017/08/31/private-security-outnumbers-the-police-in-most-countries-worldwideinfographic

CONTINUED REVENUE GROWTH

Annual Revenue Continues Strong Growth



$0.7M
$3.9M
$7.7M
$8.1M
$5.5M
YTD 09'23
2019
2020
2021
2022
1H23

2022 Revenue Breakdown



$8.0M
2022 REVENUE
Americas
71%
Asia Pacific
3%
EMEA
26%

International Revenue Growth



2022
$2.3
2021
$4.4
2020
$2.5
($ in Millions)

Increasing Cash Flow Through Cost Reductions

FOCUSED ON REDUCING COSTS

Quarterly OPEX



Q3'23 - $4.1M*
Q2'23 - $4.4M*
Q1'23 - $4.4 M
Q4'22 - $5.3M
Q3'22 - $4.8 M

*Adjusted for One-Time Items

As a company, we are focused on improving sales while reducing and eliminating non-critical mission SG&A and R&D costs. In 2024 we anticipate OPEX will remain around $4M per.

IMPROVING GROSS PROFIT



Q3'22 Actual
54%
GROSS MARGIN
Gross Profit
$0.5M
Q3'23 Actual
60%
GROSS MARGIN
Gross Profit
$2.2M

STRONG BALANCE SHEET SUPPORTS GROWTH

($ in millions)	09/30/23		12/31/22	
Assets				
Current Assets				
Cash & ST Investments	$	14.9	$	19.3
Other Current Assets		10.9		7.6
Total Current Assets	$	25.8	$	26.9
Other Assets		5.9		3.7
Total Assets	$	31.7	$	30.6
Liabilities and Stockholder's Equity				
Liabilities				
Current Liabilities	$	3.0	$	3.2
Long-Term Liabilities		8.1		0.3
Total Liabilities	$	11.1	$	3.5
Stockholder's Equity		20.6		27.1
Total Liabilities and Stockholder's Equity	$	31.7	$	30.6

CORPORATE HIGHLIGHTS

44.2 million
Shares Outstanding
(11/14/2023)

$14.9 million
Cash & Short-term investments
(09/30/2023)

$20.6 million
Stockholders' Equity
(09/30/2023)

$122.8 million
Working Capital
(09/30/2023)

6.5 million
Insider Ownership
(09/30/2023)

$125 million
Market Cap.
(as of 11/14/2023)

CONTINUED IMPROVEMENTS FOR THE FUTURE

Management Restructure

- Kevin Mullins Appointed CEO
- Reduced executive team by 50%
- Reduced overall operating expense by 50%
- Appointed new Board Members to help drive future success

Continued to Deploy Products

- Trained law enforcement agencies up 14% YOY in Q3'23
- Certified Officer Instructors up 14% YOY in Q3'23
- More than 1,480 agencies trained
- More than 5,200 training officers certified on BolaWrap®

Cost Savings Implemented

- Operating Expense down further reduced in Q3 to drive efficiency
- Further operating expense reductions reduce cash burn
- Maintained workforce to critical components

Future Outlook

- New sales team for rapid growth model
- Record Wrap Reality™ sales in Q3'23
- Expected continued accelerated growth of Wrap Reailty™
- Completed the acquisition of Intrensic to support diversification and future growth

SPOTLIGHT : WRAP INVESTMENT OPPORTUNITY



LEADING TECHNOLOGY



SOCIALLY RESPONSIBLE



POISED FOR GROWTH



WRAP®

Wrap Technologies, Inc.
1817 W 4TH STREET
TEMPE, ARIZONA 85281

Wrap Investor Relations
800.583.2652
ir@wrap.com